EXHIBIT 99.1

Checkmate Pharmaceuticals Reports First Quarter 2021 Financial Results and Provides Update on Recent Progress

CAMBRIDGE, Mass., May 13, 2021 – Checkmate Pharmaceuticals, Inc. (NASDAQ: CMPI) (“Checkmate”), a clinical stage biopharmaceutical company focused on developing its proprietary technology to harness the power of the immune system to combat cancer, today announced first quarter 2021 financial results and provided an update on recent progress.

“Since the start of 2021, we have initiated patient dosing in our core clinical trials evaluating vidutolimod (CMP-001) in combination with PD-1 blockade in melanoma and head and neck cancer. We are pleased to have also recently announced our intention to broaden our vidutolimod clinical development program into non-melanoma skin cancers in combination with Libtayo® (cemiplimab), under a collaboration agreement with Regeneron,” said Barry Labinger, President and Chief Executive Officer of Checkmate.

Recent Progress

Vidutolimod Clinical Updates

•	Year to date, Checkmate has initiated patient dosing across all three of our core clinical trials evaluating vidutolimod.

•	A randomized Phase 2/3 trial of vidutolimod in combination with nivolumab vs. nivolumab monotherapy in first-line metastatic or unresectable melanoma.

•	A Phase 2 trial of vidutolimod in combination with nivolumab in anti-PD-1 refractory advanced melanoma. Both melanoma trials are supported by a clinical collaboration with Bristol Myers Squibb.

•

A Phase 2 trial of vidutolimod in combination with pembrolizumab in recurrent or metastatic squamous cell head and neck cancer. Initial data in a subset of patients are expected before the end of 2021.

•

New translational data were presented from our Phase 1b trial of vidutolimod in combination with pembrolizumab in patients with melanoma refractory to PD-1 blockade at the 2021 American Association for Cancer (AACR) Annual Meeting.

Collaboration and New Indication Expansion

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In May, Checkmate announced the planned expansion of the development program for vidutolimod into non-melanoma skin cancers supported by a clinical supply agreement with Regeneron to evaluate the combination of vidutolimod and Libtayo® (cemiplimab). The companies will collaborate on a Phase 2, proof of concept, multi-indication trial with patient cohorts in anti-PD-1 naïve and anti-PD-1 refractory cutaneous squamous cell carcinoma and anti-PD-1 refractory Merkel cell carcinoma.

First Quarter 2021 Financial Results

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Research and development expenses (R&D): R&D expenses for the first quarter of 2021 were $10.4 million, compared to $6.3 million for the same period in the prior year. This increase reflected a milestone payment of $2.0 million in the first quarter of 2021 triggered by initiation of patient dosing in our Phase 2, first-line melanoma trial, as well as increases in personnel and operating expense for the planning and initiation of additional clinical trials with vidutolimod.

•

General and administration expenses (G&A): G&A expenses for the first quarter of 2021 were $3.8 million, compared to $1.5 million for the same period in the prior year. This increase was primarily attributable to increases in personnel and operating expense incurred in connection with Checkmate operating as a publicly traded company.

•	Cash, cash equivalents and investments: Cash, cash equivalents and available-for-sale investments were $111.5 million as of March 31, 2021.

About Checkmate Pharmaceuticals

Checkmate Pharmaceuticals is a clinical stage biotechnology company focused on developing its proprietary technology to harness the power of the immune system to combat cancer. Checkmate Pharmaceuticals’ product candidate, vidutolimod (CMP-001), is an advanced generation Toll-like receptor 9 (TLR9) agonist, delivered as a biologic virus-like particle utilizing a CpG-A oligodeoxynucleotide as a key component, designed to trigger the body’s innate immune system to attack tumors in combination with other therapies. Information regarding Checkmate Pharmaceuticals is available at www.checkmatepharma.com.

Availability of Other Information About Checkmate Pharmaceuticals

Investors and others should note that we communicate with our investors and the public using our website (www.checkmatepharma.com), our investor relations website (ir.checkmatepharma.com), and on social media (Twitter and LinkedIn), including but not limited to: investor presentations and investor fact sheets, U.S. Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that Checkmate Pharmaceuticals posts on these channels and websites could be deemed to be material information. As a result, we encourage investors, the media, and others interested in us to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on our investor relations website and may include additional social media channels. The contents of our website or these channels, or any other website that may be accessed from our website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Forward Looking Statements

Various statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. These statements include those regarding vidutolimod (CMP-001), including its development and therapeutic potential and the advancement of our clinical and preclinical pipeline; expectations regarding the results and analysis of data; and expectations regarding the timing, initiation, implementation and success of its planned and ongoing clinical trials for vidutolimod and the benefits and related implications of current and future partnerships and/or collaborations; and expectations regarding the Company’s use of capital, expenses and other financial results. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. These forward-looking statements are subject to risks and uncertainties, including those related to the development of our product candidate, including any delays in our ongoing or planned preclinical or clinical trials, the results from clinical trials, including the fact that positive results from a trial may not necessarily be predictive of the results of future or ongoing clinical trials, the impact of the ongoing COVID-19 pandemic on our business, operations, clinical supply and plans, the risks inherent in the drug development process, the risks regarding the accuracy of our estimates of expenses and timing of development, our capital requirements and the need for additional financing, and obtaining, maintaining and protecting our intellectual property. These and additional risks are discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2021 and in our Annual Report on Form 10-K for the year ending December 31, 2020, as filed with the Securities and Exchange Commission which are available on the Securities and Exchange Commission’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Checkmate undertakes no duty to update this information unless required by law.

Investor Contact

Rob Dolski

Chief Financial Officer

rdolski@checkmatepharma.com

Media Contact

Karen Sharma

MacDougall

781-235-3060

ksharma@macbiocom.com

CHECKMATE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONDENSED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three months ended March 31,
	2021	2020
Operating expenses:
Research and development	$10,378	$6,313
General and administrative	3,803	1,510

Total operating expenses	14,181	7,823

Loss from operations	(14,181)	(7,823)

Other income:
Interest income	53	22

Total other income	53	22

Net loss	$(14,128)	$(7,801)

Weighted-average common shares outstanding - basic and diluted	21,582	1,488

Net loss per share attributable to common stockholders - basic and diluted	$(0.65)	$(6.45)

CHECKMATE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONDENSED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2021	December 31, 2020
Cash, cash equivalents and investments	$111,458	$125,859
Other assets	8,249	7,215

Total assets	$119,707	$133,074

Total liabilities	7,311	7,875
Total stockholders’ equity	112,396	125,199

Total liabilities and stockholders’ equity	$119,707	$133,074